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                                                                    EXHIBIT 23.1



                         CONSENT OF INDEPENDENT AUDITORS





The Board of Directors
Verio Inc.:


We consent to the use of our reports incorporated by reference herein.




                                                     KPMG Peat Marwick LLP


Denver, Colorado
June 12, 1998